Exhibit 10.13

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Addendum 1 to Land Lease Agreement

This addendum dated December 6th, 2020 ("Addendum Date") to Land Lease Agreement (“Agreement”) between Norway Hash Technologies AS（“Customer”）, a company existing under the laws of Norway with registration number 921254075 and Troll Housing AS ("Troll") a Norwegian corporation with registration number [***] dated November 15th, 2019.

Background

Customer has contracted Troll to increase the capacity of a data center in Fræna municipality in Norway from [***] to [***] and want Troll to provide required land for the datacenter. THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the Parties agree this addendum as follows:

Purpose

Troll hereby agrees to lease to Customer land for the Datacenter installation at Klempertåsen in Fræna municipality for the Customer´s data center of 30MW capacity (“Land”) and Customer agrees pay land rent during the Term of the Agreement.

Location and specification of Land

Location of the Land is at address Klempertåsvegen 1, 6440 Elnesvågen, Norway and is located in two separate [***] areas located adjacent to each other separated by a road for transport, with a total of 54 Antbox containers and 13 transformer stations with a total capacity of [***], and an adjacent area which contains an office space with workspace for Data center engineers, fiber patch facilities, rack for management servers, redundant power and network equipment, water, sewage etc. The datacenter is enclosed by fence and gates. The area contains an access road from a public road and parking space.

Land Rent

Price of the land rent is adjusted from [***] to [***] adjusted from January 1st 2021.

Miscellaneous

This Addendum 1 shall be deemed to form part of the Agreement. Subject to the provisions of this Addendum, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Addendum to be duly executed and delivered by their respective authorized representatives as of the Addendum Date stated in the first paragraph.

For and on behalf of Customer	For and on behalf of Troll Housing AS

/s/ Wang Wenguang	/s/ Haakon Bryhni
Authorized Signature	Authorized Signature
Print Name: Wang Wenguang	Print Name: Haakon Bryhni
Date: December 6th, 2020	Date: December 6th, 2020

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